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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
               (Date of earliest event reported): February 7, 2000


                          ENERGY BIOSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



               Delaware                                0-21130                                04-3078857


    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

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                           4200 Research Forest Drive
                           The Woodlands, Texas 77381
                              (Address of principal
                                executive offices
                                  and zip code)


                                 (281) 364-6100
                         (Registrant's telephone number,
                              including area code)
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ITEM 5. OTHER EVENTS

         On February 7, 2000, Energy BioSystems Corporation (the "Company") issued a press release announcing that it has completed the demonstration of a new, proprietary gene shuffling technology. Gene shuffling is a method to create a new, proprietary genes coding for enzymes with improved properties. The
Company has successfully applied the technology to its biodesulfurization development efforts and is now exploring opportunities for the technology in areas beyond biorefining including the chemical, pharmaceutical and agricultural biotechnology sectors.

         The press release is filed as an exhibit to this Current Report on Form
8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

         Exhibit 99.1      -- Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ENERGY BIOSYSTEMS CORPORATION

Date: February 7, 2000

                                            By:   /s/ Paul G. Brown, III
                                                  ------------------------
                                                  Paul G. Brown, III
                                                  Vice President, Finance and
                                                    Administration and Chief
                                                    Financial Officer